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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 28, 2003

                               ------------------

                       EDUCATION FUNDING CAPITAL TRUST - I
                                    (ISSUER)

             (Exact Name of Registrant as Specified in Its Charter)

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
           Delaware                       333-102245                       45-6117459
(State or Other Jurisdiction of       (Commission File Number)          (I.R.S. Employer
Incorporation or Organization)                                       Identification Number)

                              c/o Fifth Third Bank
                                    MD10AT60
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263
                         (Address of Principal Executive
                                    Offices)


                  Registrant's Telephone Number: (513) 534-3367

                        Exhibit Index appears on Page 3

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Item 5.  Other Events and Regulation FD Disclosure.

     Pursuant to the Indenture of Trust dated as of May 1, 2002, as supplemented by the 2002 Series A1 & B1 Supplemental Indenture of Trust dated as of February 27, 2003 (collectively, the "Indenture") among Education Funding Capital Trust - I (the "Issuer"), Fifth Third Bank, as Indenture Trustee (the "Indenture Trustee") and Fifth Third Bank, as eligible lender trustee for the Issuer (the "Eligible Lender Trustee"), the Indenture Trustee delivered to noteholders the statements required by the Indenture, which statements are being filed as Exhibits 99.1, 99.2 and 99.3 to this Form 8-K, and based thereon the Indenture Trustee was required to make distributions to the holders of the Issuer's Auction Rate Education Loan Backed Notes Series 2002 A1-1, A1-5, A1-6, A1-7, A1-8, A1-9, A1-10, A1-11, A1-12, A1-13, B1-1 and B1-2.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.          Description of Document
-----------          -----------------------
99.1                 Statement to Noteholders January 31, 2003
99.2                 Statement to Noteholders February 28, 2003
99.3                 Statement to Noteholders March 31, 2003


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Cincinnati, State of Ohio, on May 5, 2003

                                     FIFTH THIRD BANK, not in its individual
                                     Capacity but solely as Co-Owner Trustee for EDUCATION FUNDING CAPITAL TRUST - I

                                     By: /s/ Christopher M. McKim
                                         ---------------------------------
                                         Christopher M. McKim
                                         Trust Officer

                        Exhibit Index appears on Page 3

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                                  EXHIBIT INDEX

Exhibit No.          Description of Document
-----------          -----------------------
99.1                 Statement to Noteholders January 31, 2003
99.2                 Statement to Noteholders February 28, 2003
99.3                 Statement to Noteholders March 31, 2003